UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2020 (March 24, 2020)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2020, the Board of Directors (the “Board”) of Mack-Cali Realty Corporation (the “Company” or “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), acting on the recommendations of the Executive Compensation and Option Committee of the Board (the “Compensation Committee”), caused the General Partner to grant Long-Term Incentive Plan (“LTIP”) awards to the executive officers of the Company specified below in this Current Report on Form 8-K (the “2020 LTIP Awards”). All of the 2020 LTIP Awards will be in the form of units in the Operating Partnership (“LTIP Units”) and shall constitute awards under the Company’s stockholder approved 2013 Incentive Stock Plan. All of the 2020 LTIP Awards will be in the form of performance-based LTIP Units (the “2020 PBV LTIP Units”) under the Company’s Outperformance Plan (the “2020 OPP”) adopted by the Compensation Committee, consisting of a multi-year, performance-based equity compensation plan and related form of award agreement.

The 2020 OPP is designed to align the interests of senior management to relative and absolute performance of the Company over a three-year performance period from March 24, 2020 through March 23, 2023. Participants in the 2020 OPP will only earn the full awards if, over the three-year performance period, the Company achieves at least a thirty-six percent (36%) absolute total stockholder return (“TSR”) and if the Company’s TSR is at or above the 75th percentile of performance as compared to a peer group of twenty-four REITs (the “Relative TSR Companies”).

Under the 2020 OPP, executive officers who receive 2020 LTIP Awards will have the opportunity to vest in 2020 PBV LTIP Units, which ultimately may be settled in common stock of the Company, according to the following schedule, with linear interpolation for performance between the specified levels:

	Absolute TSR (50% of total 2020 PBV LTIP Units)		Relative TSR (50% of total 2020 PBV LTIP Units)
Performance Level	Company Absolute 3-Year TSR	Payout as % of Maximum LTIP Units	CLI 3-Year TSR Percentile Rank	Payout as % of Maximum LTIP Units
< Threshold	<18%	0%	< 35th Percentile	0%
Threshold	18%	25%	35th Percentile	25%
Target	27%	62.5%	55th Percentile	62.5%
Maximum	>=36%	100%	>=75th Percentile	100%

If the designated performance objectives are achieved, 2020 PBV LTIP Units are also subject to further time-based vesting requirements, with 50% of the 2020 PBV LTIP Units vesting at the end of the performance period on March 23, 2023, and the remaining 50% of the 2020 PBV LTIP Units vesting in two equal installments on March 23, 2024 and March 23, 2025.

The executive officers of the Company received the following 2020 LTIP Awards:

Executive Officer	Maximum 2020 PBV LTIP Units(1)
Michael J. DeMarco	546,448
Marshall B. Tycher	273,224
David Smetana	68,306
Ricardo Cardoso	68,306
Gary T. Wagner	68,306
Nicholas Hilton	68,306
Giovanni DeBari	23,907
Deidre Crockett	17,077

(1) 2020 PBV LTIP Units have an average grant date fair value of $7.32 per maximum LTIP Unit calculated in accordance with ASC 718 using the Monte Carlo Method.

LTIP Units were issued on March 24, 2020, but will remain subject to forfeiture depending on the extent that the 2020 LTIP Awards vest. The number of LTIP Units to be issued initially to recipients of the 2020 PBV LTIP Awards is the maximum number of LTIP Units that may be earned under the awards. The number of 2020 PBV LTIP Units that will actually vest for each award recipient (subject to the time-based vesting requirements) will be determined at the end of the performance measurement period. TSR for the Company and for the Relative TSR Companies over the three-year measurement period and other circumstances will determine how many 2020 PBV LTIP Units vest for each recipient (subject to the time-based vesting requirements); if they are fewer than the number issued initially, the balance will be forfeited as of the performance measurement date.

Prior to the end of the measurement period for the 2020 PBV LTIP Units, recipients of LTIP Units will be entitled to receive per unit distributions equal to one-tenth (10%) of the regular quarterly distributions payable on a common unit of limited partnership interest in the Operating Partnership (a “Common Unit”), but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90%) of regular quarterly distributions payable on a Common Unit will accrue but shall only become payable after the end of the measure period for the 2020 PBV LTIP Units. After the end of the measurement period for the 2020 PBV LTIP Units, holders of LTIP Units, both vested and unvested pending satisfaction of the time-based vesting requirements, will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a Common Unit.

LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. As a general matter, the profits interest characteristics of the LTIP Units mean that initially they will not be economically equivalent in value to a Common Unit. If and when events specified by applicable tax regulations occur, LTIP Units can over time increase in value up to the point where they are equivalent to Common Units on a one-for-one basis. After LTIP Units are fully vested, and to the extent the special tax rules applicable to profits interests have allowed them to become equivalent in value to Common Units, LTIP Units may be converted on a one-for-one basis into Common Units. Common Units in turn have a one-for-one relationship in value with shares of the Company’s common stock, and are redeemable on a one-for-one basis for cash or, at the election of the Company, shares of the Company’s common stock.

On March 24, 2020, the General Partner, in its capacity as sole general partner of the Operating Partnership, adopted the Ninth Amendment (the “LPA Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of December 11, 1997, as amended (the “Partnership Agreement”), to create a new class of LTIP Units under the Partnership Agreement in connection with the 2020 LTIP Awards.

The form of award agreement for the 2020 PBV LTIP Units is included as an exhibit to the LPA Amendment filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Also on March 24, 2020, the Company entered into amendments (the “Employment Agreement Amendments”) to the Executive Employment Agreements of each of Gary T. Wagner (the “Wagner Employment Agreement”) and Ricardo Cardoso (the “Cardoso Employment Agreement”), each dated January 26, 2018. The Employment Agreement Amendments amend the Wagner Employment Agreement and the Cardoso Employment Agreement to provide for an increase in the severance multiple payable to Mr. Wagner or Mr. Cardoso upon a termination of his employment by the Company without “cause” or by the executive for “good reason” that occurs during a “change of control period” (as such terms are defined in the Wagner Employment Agreement and the Cardoso Employment Agreement) from one and one-half (1.5) to two (2.0) times the sum of (x) his annual base salary immediately prior to the termination date and (y) his target bonus for the year during which termination occurs.

Copies of the Employment Agreement Amendments to the Wagner Employment Agreement and the Cardoso Employment Agreement are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.02 above, which is incorporated herein by reference.  A copy of the LPA Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

3.1	Ninth Amendment, dated as of March 24, 2020, to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P., dated as of December 11, 1997.

10.1	Amendment No. 1, dated as of March 24, 2020, to Executive Employment Agreement, dated as of January 26, 2018, by and between Mack-Cali Realty Corporation and Gary T. Wagner.

10.2	Amendment No. 1, dated as of March 24, 2020, to Executive Employment Agreement, dated as of January 26, 2018, by and between Mack-Cali Realty Corporation and Ricardo Cardoso.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 26, 2020	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: March 26, 2020		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Ninth Amendment, dated as of March 24, 2020, to Second Amended and Restated Agreement of Limited Partnership of Mack-Cali Realty, L.P., dated as of December 11, 1997.

10.1	Amendment No. 1, dated as of March 24, 2020, to Executive Employment Agreement, dated as of January 26, 2018, by and between Mack-Cali Realty Corporation and Gary T. Wagner.

10.2	Amendment No. 1, dated as of March 24, 2020, to Executive Employment Agreement, dated as of January 26, 2018, by and between Mack-Cali Realty Corporation and Ricardo Cardoso.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).